SUPPLEMENT DATED MAY 29, 2014
to

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS EXTRA NY, SUN LIFE FINANCIAL MASTERS ACCESS NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

PROSPECTUS DATED MAY 21, 2007
FOR MFS REGATTA GOLD NY

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

AND PROSPECTUS DATED MAY 1, 2003
FORMFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved a proposal to reorganize the following MFS Variable Insurance Trust II Portfolios (each an “Acquired Fund”) into the corresponding Series (each, an “Acquiring Fund”) of the MFS Variable Insurance Trust I listed in the table below. If an Acquiring Fund is not a current investment option under your Contract, it will be added as an investment option immediately prior to the reorganization.

Acquired Fund		Acquiring Fund
MFS® Value Portfolio	to reorganize into	MFS® Value Series
MFS® Utilities Portfolio	to reorganize into	MFS® Utilities Series
MFS® New Discovery Portfolio	to reorganize into	MFS® New Discovery Series

Each of the reorganizations identified in the table above is subject to approval by shareholders at a shareholder’s meeting expected to be held in July, 2014.

If shareholders approve the proposal, all of the assets and liabilities of each Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters/Regattas (NY)                                                                                                                                          5/2014